SEC File No. 333-84598
Filed Pursuant to Rule 497(h)

PROSPECTUS SUPPLEMENT
(to Prospectus dated March 31, 2004)

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

2,700,000 SHARES OF COMMON STOCK

           On July 26, 2004, Prospect Street® High Income Portfolio Inc. (the "Fund") sold 13,500 shares of common stock, par value $0.03 per share ("Common Stock"), of the Fund through B. Riley & Co., Inc. (the "Distributor"), pursuant to a distribution agreement with the Fund in connection with this offering (the "Distribution Agreement"). The executed sales price at which the shares were sold was $3.14.

Gross Proceeds Sales Load(1) Offering Expenses(2) Net Proceeds to Fund	$ 42,390 $ 1,215 $ 1,080 ====== $ 40,095

(1)	Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2)	Based on estimated offering expenses of $0.08 per share.

          On July 26, 2004, the last reported sales price of the Common Stock on the New York Stock Exchange (the "NYSE") was $3.10.

          On July 27, 2004, the Fund sold 50,200 shares of Common Stock of the Fund through the Distributor, pursuant to the Distribution Agreement. The executed sales price at which the shares were sold was $3.10.

Gross Proceeds Sales Load(1) Offering Expenses(2) Net Proceeds to Fund	$155,620 $ 4,518 $ 4,016 ====== $147,086

(1)	Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2)	Based on estimated offering expenses of $0.08 per share.

          On July 27, 2004, the last reported sales price of the Common Stock on the NYSE was $3.11

          On July 29, 2004, the Fund sold 30,000 shares of Common Stock of the Fund through the Distributor, pursuant to the Distribution Agreement. The executed sales price at which the shares were sold was $3.10.

Gross Proceeds Sales Load(1) Offering Expenses(2) Net Proceeds to Fund	$ 93,000 $ 2,700 $ 2,400 ====== $ 87,900

(1)	Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2)	Based on estimated offering expenses of $0.08 per share.

          On July 29, 2004, the last reported sales price of the Common Stock on the NYSE was $3.10.

          On July 30, 2004, the Fund sold 32,700 shares of Common Stock of the Fund through the Distributor, pursuant to the Distribution Agreement. The executed sales price at which the shares were sold was $3.10.

Gross Proceeds Sales Load(1) Offering Expenses(2) Net Proceeds to Fund	$101,370 $ 2,943 $ 2,616 ====== $ 95,811

(1)	Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2)	Based on estimated offering expenses of $0.08 per share.

          On July 30, 2004, the last reported sales price of the Common Stock on the NYSE was $3.09.

           Note: Securities and Exchange Commission filing fees were not used in arriving at any of the above figures.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus Supplement is August 2, 2004.